            HARBOR FEDERAL BANCORP, INC.
      SEVERANCE AGREEMENT WITH NORBERT J. LUKEN

                 ____________________

                    1998 AMENDMENT
                 ____________________


     WHEREAS, Harbor Federal Bancorp, Inc. (the "Company") entered into a severance agreement (the "Agreement") with Norbert J. Luken (the "Employee") on August 11, 1994; and

     WHEREAS, the Company's Board of Directors and the Employee have determined that it is in their respective best interests to amend the Agreement to update its change-in-control provisions.

     NOW, THEREFORE, effective March 30, 1998, the Agreement shall be amended as follows, pursuant to Section 7 thereof:

     1. The first paragraph of Section 1(a) of the Agreement shall be amended in its entirety to provide as follows with italics herein highlighting new text:

          (a) Notwithstanding any provision herein to the contrary, the Employee shall be entitled to collect the severance benefits set forth in this Section in the event that (1) the Employee's employment under this Agreement is terminated by the Company, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twenty-four (24) months after any change in control of Harbor Federal Savings Bank (the "Bank") or the Company, or (2) the Employee voluntarily terminates employment for any reason within the 30-day period beginning on the date of a change in control. The Employee shall be paid an amount equal to the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control.

          Any severance benefits that are payable under this Agreement after the closing date of a change in control of the Bank or the Company shall be paid in the manner selected by the Employee in a duly executed irrevocable written election (the "Election Form"), attached hereto as Exhibit "A"; provided that such an election will be honored and given effect only if it is properly made and delivered to the Company more than 90 days before said closing date. Present value determinations and interest accruals on present value sums that are paid in installments over a fixed period of years shall be calculated at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

1998 Amendment to
Severance Agreement
Page 2

          The Employee may specify on the Election Form the manner of payment to his beneficiary, and may at any time or from time to time change the identity or manner of payment to his beneficiary.

     2. Section 1 of the Agreement shall be further amended by adding subsection (d) immediately at the end thereof to provide as follows:

          (d) If the Employee's employment with the Company terminates for any reason (other than Just Cause) on or after a change in control, the Employee shall be entitled to purchase from Company or its successor, at the Employee's own expense which shall not exceed applicable COBRA rates, family medical insurance under any group health plan that the acquiring company maintains for its employees. This right shall be (i) in addition to, and not in lieu of, any other rights that the Employee has under this Agreement and (ii) shall continue for five years after the change in control.

     3. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement, other than as stated above.

     WHEREFORE, on this 30th day of March, 1998, the Company hereby executes this 1998 Amendment to the Agreement.

                               HARBOR FEDERAL BANCORP, INC.
Witnessed by:

/s/ Calvin W. Anthony             By /s/ Robert A. Williams
---------------------             -------------------------
                                  Its Chairman of the Board



                               EMPLOYEE
Witnessed by:

/s/ Calvin W. Anthony          By /s/ Norbert J. Luken
---------------------             -------------------------

              HARBOR FEDERAL SAVINGS BANK
       SEVERANCE AGREEMENT WITH NORBERT J. LUKEN

                 ____________________

                    1998 AMENDMENT
                 ____________________


     WHEREAS, Harbor Federal Savings Bank (the "Bank") entered into a severance agreement (the "Agreement") with Norbert J.
Luken (the "Employee") on August 11, 1994; and

     WHEREAS, the Bank and the Employee have determined that it is in their respective best interests to amend the Agreement to update its change-in-control provisions.

     NOW, THEREFORE, the Agreement shall be amended as follows, pursuant to Section 7 thereof:

     1. The first paragraph of Section 1(a) of the Agreement shall be amended in its entirety to provide as follows with italics herein highlighting new text:

          (a) Notwithstanding any provision herein to the contrary, the Employee shall be entitled to collect the severance benefits set forth in this Section in the event that (1) the Employee's employment under this Agreement is terminated by the Bank, without the Employee's prior written consent and for a reason other than Just Cause, in connection with or within twenty-four (24) months after any change in control of the Bank or Harbor Federal Bancorp, Inc. (the "Company"), or (2) the Employee voluntarily terminates employment for any reason within the 30-day period beginning on the date of a change in control. The Employee shall be paid an amount equal to the difference between (i) the product of 2.99 times his "base amount" as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code") and regulations promulgated thereunder, and (ii) the sum of any other parachute payments (as defined under Section 280G(b)(2) of the Code) that the Employee receives on account of the change in control.

          Any severance benefits that are payable under this Agreement after the closing date of a change in control of the Bank or the Company shall be paid in the manner selected by the Employee in a duly executed irrevocable written election (the "Election Form"), attached hereto as Exhibit "A"; provided that such an election will be honored and given effect only if it is properly made and delivered to the Bank more than 90 days before said closing date. Present value determinations and interest accruals on present value sums that are paid in installments over a fixed period of years shall be calculated at a rate equal to 120% of the applicable federal rate, compounded semiannually, as determined under Section 1274(d) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

1998 Amendment to Severance Agreement
Page 2

          The Employee may specify on the Election Form the manner of payment to his beneficiary, and may at any time or from time to time change the identity or manner of payment to his beneficiary.

     2. Section 1(d) of the Agreement shall be amended in its entirety to provide as follows, with italics herein highlighting new text:

          (d) Funding of Grantor Trust. Not later than three business days after a change in control, the Bank shall (a) deposit, in the Harbor Federal Savings Bank Grantor Trust (the "Trust"), an amount that the Bank reasonably projects to be sufficient to fund the payment of all severance benefits that are or may become payable, pursuant to this Section, after the closing date of the change in control of the Bank or the Company, and (b) provide the trustee of the Trust with a written direction both to hold said amount and any investment return thereon in a segregated account for the benefit of the Employee, and to follow the procedures set forth in the next paragraph as to the payment of such amounts from the Trust. The provisions of this Section shall be null and void only if the Executive provides a written release of all claims under this Agreement.

          During the 24-consecutive month period after a change in control of the Bank or the Company, the Employee may provide the trustee of the Trust with a written notice directing the trustee to pay to Employee an amount designated in the notice as being payable pursuant to this Agreement. Within three business days after receiving said notice, the trustee of the Trust shall pay such amount to the Employee,and coincidentally shall provide the Bank or its successor with notice of such payment. Upon the earlier of the Trust's final payment of all amounts due under the preceding paragraph or the date 24 months after the change in control of the Bank or the Company, the trustee of the Trust shall pay to the Bank the entire balance remaining in the segregated account maintained for the benefit of the Employee. The Employee shall thereafter have no further interest in the Trust.

     3. Section 1 of the Agreement shall be further amended by adding subsection (e) immediately at the end thereof to provide as follows:

          (e) If the Employee's employment terminates with the Bank for any reason other than Just Cause, the Employee shall be entitled to purchase from the acquiring company, at the Employee's own expense which shall not exceed applicable COBRA rates, family medical insurance under any group health plan that the acquiring company maintains for
     its employees.   This right shall be (i) in addition to,
     and not in lieu of, any other rights that the Employee has under this Agreement and (ii) shall continue for five years after the change in control.

     4. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Agreement, other than as stated above.

1998 Amendment to Severance Agreement
Page 3

     WHEREFORE, on this 30th day of March, 1998, the Bank hereby executes this 1998 Amendment to the Agreement.


                               HARBOR FEDERAL SAVINGS BANK
Witnessed by:


/s/ Kelly Hoyle                By /s/ Robert A. Williams
---------------------             -------------------------
                                  Its Chairman of the Board



                               EMPLOYEE
Witnessed by:

/s/ Kelly Hoyle                By /s/ Norbert J. Luken
---------------------             -------------------------